UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2009
Medtronic, Inc.
(Exact name of Registrant as Specified in its Charter)

Minnesota	1-7707	41-0793183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

710 Medtronic Parkway Minneapolis, Minnesota	55432
(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, including area code): (763) 514-4000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
On April 30, 2009, Steve Mahle, Executive Vice President of Healthcare Policy and Regulatory, announced his decision to retire from Medtronic after 37 years with the company, effective in September 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC, INC.
	By	/s/ Gary L. Ellis
Date: April 30, 2009		Gary L. Ellis
Senior Vice President and Chief Financial Officer